                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):
                        September 11,1998 (July 2, 1998)

                        ------------------------------

                            SFX ENTERTAINMENT, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Delaware                           0-24017                          13-3977880
-------------------------------  ----------------------------  -------------------------------------
(State or Other Jurisdiction         (Commission File No.)       (IRS Employer Identification No.)
      of Incorporation)

650 Madison Avenue, 16th Floor, New York, New York                      10022
-------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (212) 838-3100

                                      N/A
-------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

         This Form 8-K/A amends the Form 8-K of SFX Entertainment, Inc. ("SFX" or the "Company") filed on July 10, 1998 and supplies pro forma financial information regarding the acquisition of Blackstone Entertainment, LLC ("Don Law") by the Company in July of 1998.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

(a)      Financial Statements of Businesses Acquired

         The required financial statements of Don Law are incorporated herein by reference from the Company's Prospectus filed with the Securities and Exchange Commission ("SEC") on June 30, 1998 pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

(b)      Pro Forma Financial Information

         The pro forma financial statements of the Company, attached hereto as Annex A, give effect to the acquisition by the Company of Don Law, and are incorporated herein by reference.

(c)      Exhibits.

         2.1 Asset Purchase Agreement, dated April 29, 1998, by and among Blackstone Entertainment LLC, its members, DLC Acquisition Corp., and SFX Entertainment, Inc. (incorporated by reference to Exhibit 10.83 to Amendment No.1 to Form S-1 (File No. 333-50079) filed with the SEC on May 5, 1998)

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The following Unaudited Pro Forma Condensed Combined Financial Statements and notes thereto contain forward-looking statements that involve risks and uncertainties, therefore, the actual results of the Company may differ materially from those discussed herein. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

     In the opinion of management, all adjustments necessary to fairly present this pro forma information have been made. The Unaudited Pro Forma Condensed Combined Financial Statements of SFX are based upon, and should be read in conjunction with, the historical financial statements of the Company, Don Law and certain of the businesses previously acquired by the company and the respective notes to such financial statements previously filed with the SEC. The pro forma information is based upon tentative allocations of purchase price and does not purport to be indicative of the results that would have been reported had such events actually occurred on the date specified, nor is it indicative of the Company's future results. Purchase accounting is based upon preliminary asset valuations, which are subject to change.

     The Company entered the live entertainment business in January 1997 with the acquisition of Delsener/Slater Enterprises, LTD. ("Delsener/Slater"). In March 1997, the Company acquired the Meadows Music Theater ("Meadows") and in June 1997 the Company acquired Sunshine Promotions, Inc. and certain other related companies ("Sunshine Promotions"). The acquisitions of Delsener/Slater, Sunshine Promotions and the Meadows are collectively referred to herein as the "1997 Acquisitions."

      In January 1998, the Company acquired Westbury Music Fair. In February 1998, the Company acquired PACE Entertainment Corporation ("PACE"), Pavilion Partners ("Pavilion"), The Contemporary Group of Companies ,
(collectively "Contemporary"), BG Presents, Inc. ("BGP"), and Album Network, Inc., SJS Entertainment Corporation and the Network 40 (collectively "Network"). In March 1998, the Company acquired Concert/Southern Promotions ("Concert/Southern") and United Sports of America Motor Sports ("USA Motorsports"). In May 1998, the Company acquired Irvine Meadows Amphitheater, New Avalon, Inc., TBA Media, Inc. and West Coast Amphitheater (collectively "Avalon"). In June 1998 the Company acquired Oakdale Concerts, LLC and Oakdale Development Limited Partnership (collectively "Oakdale") and Falk Associates Management Enterprises, Inc. and Financial Advisory Management Enterprises, Inc. (collectively "FAME"). The acquisitions of Westbury Music Fair, PACE, Pavilion Partners, Contemporary, BGP, Network, Concert/Southern, USA Motorsports, Avalon, Oakdale and FAME are collectively referred to herein as the "Transactions."

      Since June 30, 1998, the Company has completed the acquisition of Don Law for an aggregate consideration of approximately $92.2 million and has also completed the acquisition of five other entertainment related companies in the theatrical and music segments, principally in the areas of programming, the acquisition of tours and merchandising (the "Other Subsequent Acquisitions") for an aggregate purchase price of $101.6 million. Don Law and the Other Subsequent Acquistions are collectively referred to herein as the "Subsequent Acquisitions."

     The Unaudited Pro Forma Condensed Combined Balance Sheet at June 30, 1998 is presented as if the Company had completed the Don Law and the Other Subsequent Acquisitions as of June 30, 1998.

     The Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 1997 and the six months ended June 30, 1998 are presented as if the Company had completed the 1997 Acquisitions, the Transactions and the Subsequent Acquisitions as of January 1, 1997.

     In addition, the Unaudited Pro Forma Condensed Combined Financial Statements do not reflect certain purchase price adjustments and future contingent payments, which may be payable pursuant to the various acquisition agreements.

                            SFX ENTERTAINMENT, INC.
             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 JUNE 30, 1998


                                (IN THOUSANDS)


                                                            PRO FORMA FOR THE
                                                                SUBSEQUENT
                                                               ACQUISITIONS
                                                                    I
                                            SFX       ------------------------------         PRO FORMA
                                       ENTERTAINMENT      DON LAW          OTHER            ADJUSTMENTS
                                          (ACTUAL)            A              B                   II           PRO FORMA
                                      --------------- ---------------- -------------      -----------------  -----------
ASSETS:
Current assets ......................    $350,396         $ (73,101)     $ (67,724)         $  68,000         $  277,571
Property and equipment, net .........     235,664            27,481          2,659                 --            265,804
Intangible assets, net ..............     625,125            62,761         97,067                 --            784,953
Other assets ........................      31,976               149            584                                32,709
                                      --------------- ---------------- -------------      -------------       -----------
TOTAL ASSETS ........................  $1,243,161        $   17,290      $  32,586          $  68,000         $1,361,037
                                      =============== ================ =============      =============       ===========
LIABILITIES & STOCKHOLDERS'
 EQUITY:
Current liabilities .................     275,938            16,234         19,951                 --            312,123
Deferred taxes ......................      47,358                --         10,000                 --             57,358
Senior Subordinated Notes ...........     350,000                --             --                 --            350,000
Credit Facility .....................     150,000                --             --             68,000            218,000
Other long-term debt ................      23,743               170             --                 --             23,913
Capital lease obligations ...........       6,042                --             --                 --              6,042
Other liabilities ...................       2,835               886            510                 --              4,231
Minority interest ...................       3,023                            2,125                 --              5,148
Temporary equity--stock subject to
 redemption .........................      16,500                --             --                 --             16,500
Stockholders' equity ................     367,722                --             --                 --            367,722
                                      --------------- ---------------- -------------      -------------       -----------
TOTAL LIABILITIES &
 STOCKHOLDERS' EQUITY ...............  $1,243,161        $   17,290     $   32,586          $  68,000         $1,361,037
                                         ========        ==========     ==========          =========         ==========

                                       4

I.   PRO FORMA FOR THE SUBSEQUENT ACQUISITIONS

A. DON LAW

                                                                      AS OF JUNE 30, 1998
                                                                         (IN THOUSANDS)
                                                     -----------------------------------------------------
                                                        DON LAW            PRO FORMA
                                                      AS REPORTED         ADJUSTMENTS          DON LAW
                                                     -------------    -------------------   -------------
ASSETS:
Current assets ...................................      $19,098           $  (92,199)(a)      $ (73,101)
Property and equipment, net ......................       10,223               17,258 (b)         27,481
Intangible assets, net ...........................           --               62,761 (c)         62,761
Other assets .....................................          149                                     149
                                                     -------------    -------------------   -------------
TOTAL ASSETS .....................................      $29,470           $  (12,180)         $  17,290
                                                     =============    ===================   =============
LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities ..............................      $16,234                   --          $  16,234
Long-term debt ...................................        8,940               (8,770)(a)            170

Other liabilities ................................          886                   --                886
Minority interest ................................           --
Stockholders' equity .............................        3,410               (3,410)(d)             --
                                                     -------------    -------------------   -------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY .........      $29,470           $  (12,180)         $  17,290
                                                     =============    ==================    =============

----------
PRO FORMA ADJUSTMENTS

(a) To reflect the Don Law acquisition for $92,199,000 in cash (including the repayment of $8,770,000 of the seller's debt).

(b) To reflect the increase in fair value allocated to certain fixed assets, primarily the Great Woods Amphitheater.

(c) To reflect the excess of the purchase price paid over the fair value of net tangible assets acquired of $62,761,000.

(d) To reflect the elimination of Don Law's historical stockholders' equity.

B. OTHER SUBSEQUENT ACQUISITIONS

Reflects the combined historical balance sheets of the five businesses acquired by the Company in July and August of 1998. In the aggregate, such acquisitions are not material to the Company's financial position or results of operations.

                                           AS OF JUNE 30, 1998 (000'S)
                                                 (IN THOUSANDS)
                                    -----------------------------------------
                                       OTHER
                                     SUBSEQUENT                     OTHER
                                    ACQUISITIONS   PRO FORMA      SUBSEQUENT
                                     AS REPORTED  ADJUSTMENTS    ACQUISITIONS
                                    ------------  ------------   ------------
ASSETS:
Current assets                        $33,862     $(101,586)(a)   $(67,724)
                                                                        --
                                                                        --
                                                                        --
Property and equipment, net             2,659            --          2,659
                                                                        --
Intangible assets, net                    512        86,555 (d)     97,067
                                                     10,000 (g)         --
                                                                        --
                                                                        --
                                                                        --
Other assets                              584            --            584
                                                                        --
                                    -----------   ------------   -----------
TOTAL ASSETS                          $37,617     $  (5,031)      $ 32,586
                                    ===========   ============   ===========

LIABILITIES & STOCKHOLDERS' EQUITY:
Current liabilities                   $17,951     $   2,000 (f)   $ 19,951
Deferred taxes                             --        10,000 (g)     10,000
Long-term debt                         10,000       (10,000)(e)         --
Other liabilities                         510                          510
Minority Interest                          --         2,125 (b)      2,125
Stockholders' equity                    9,156        (9,156)(c)         --
                                    -----------   ------------   -----------
TOTAL LIABILITIES &
  STOCKHOLDERS' EQUITY                $37,617     $  (5,031)      $ 32,586
                                    ===========   ============   ===========



PRO FORMA ADJUSTMENTS:

(a) To reflect the Other Subsequent Acquisitions for $101,586,000 in cash.

(b) To record minority interest for the 20% of a certain entity not purchased by the Company.

(c) To reflect the elimination of the historical stockholders' equity of the Other Subsequent Acquisitions.

(d) To reflect the excess purchase price paid over the fair value of net tangible assets acquired.

(e) To reflect the repayment of debt.

(f) To reflect expected future acquisition related payments based on projected future earnings.

(g) To reflect deferred taxes of $10,000,000 associated with the differences between the book and tax basis of assets and liabilities acquired.


II. PRO FORMA ADJUSTMENTS:

        Represents an additional $68,000,000 borrowed under the Company's credit facility to finance the Subsequent Acquisitions.

                            SFX ENTERTAINMENT, INC.
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1997
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                   PRO FORMA FOR
                                                                                           THE SUBSEQUENT ACQUISITIONS
                                                           PRO FORMA                                    III
                                               SFX        FOR THE 1997     PRO FORMA FOR   ---------------------------
                                          ENTERTAINMENT   ACQUISITIONS   THE TRANSACTIONS      DON LAW        OTHER
                                             (ACTUAL)          I               II                 A             B
                                         --------------- -------------- ------------------ ---------------------------
Revenue                                      $96,144       $14,243            $ 590,913          $50,588     $93,050
Operating expenses                            83,417        13,293              520,944           43,741      89,240
Depreciation & amortization                    5,431         1,402               43,414            5,322       7,877
Corporate expenses, net of Triathlon
  Fees                                         2,206                              3,000               --          --
                                         ------------    -----------     --------------    -------------   ----------
Operating income (loss)                        5,090          (452)              23,555            1,525      (4,067)
Interest expense                               1,590           171                   --                           --
Other (income) expenses                         (295)           (1)                (521)              --         (31)
Equity (income) loss from investments           (509)           --               (4,908)              --      (1,561)
Other expenses                                    --            --                  (38)            (329)         --
                                         ------------    -----------     --------------     -------------   ----------
Income/(loss) before
  income tax expense                           4,304          (622)              29,022            1,854      (2,475)

Income tax expense (benefit)                     490            --                4,200               --          22
                                         ------------    -----------     --------------     -------------   ----------
Net income (loss)                              3,814          (622)              24,822          $ 1,854     $(2,497)
                                                         ===========     ==============     =============   ==========
Accretion on put option                            --
                                         ------------

Net income (loss) applicable to common
  share                                      $ 3,814
                                         ============
Net income (loss) per common share           $   .26
                                         ============
Weighted average common shares
  outstanding                                 14,445
                                         ============

                     [RESTUBBED TABLE CONTINUED FROM ABOVE]

                                             PRO FORMA
                                            ADJUSTMENTS
                                                IV            PRO FORMA (1)
                                           -------------   ------------------
Revenue                                                      $ 844,938
Operating expenses                                             750,635
Depreciation & amortization                                     63,446
                                                                    --
                                                                    --
Corporate expenses                                               5,206
                                           -----------      -----------------
Operating income (loss)                                         25,651
Interest expense                            $ 50,800            52,561
Other (income) expenses                                           (848)
Equity (income) loss from investments                           (6,978)
Other expenses                                                    (367)
                                           -----------      -----------------
Income/(loss) before
  income tax expense                         (50,800)          (18,717)
Income tax expense (benefit)                                     4,712
                                           -----------      -----------------
Net income (loss)                           $(50,800)          (23,429)
                                           ===========
Accretion on put option                                         (3,300)
                                                            -----------------
Net income (loss) applicable to common
  share                                                      $ (26,729)
                                                            =================
Net income (loss) per common share                           $   (0.90)
                                                            =================
Weighted average common shares
  outstanding (2)                                               30,090
                                                            =================

(1) The Pro Forma Financial Statements do not include expected cost savings in connection with certain acquisitions associated with the elimination of duplicitive staffing and general and administrative expenses of $5,740,000.

(2) Includes 500,000 shares of Class A Common Stock issued to the PACE sellers in connection with the Fifth Year Put Option (such shares are not included in calculating the net loss per common share).

I. PRO FORMA FOR THE 1997 ACQUISITIONS

     The Company acquired Delsener/Slater, the Meadows Music Theater and Sunshine Promotions on January 2, 1997, March 20, 1997 and June 24, 1997, respectively. These adjustments represent the historical operating results of the Meadows Music Theater and Sunshine Promotions prior to their respective acquisitions by the Company.

II. PRO FORMA FOR THE TRANSACTIONS

      The Company acquired Pace and Pavilion, Contemporary, BGP, Network, Concerts/Southern, and FAME on February 25, 1998, February 27, 1998, February 24, 1998, February 27, 1998, March 4, 1998, and June 4, 1998, respectively. In June 1998, the Company acquired Avalon and Oakdale, herein referred to as the Other Acquisitions. The following represents the historical operating results of these companies prior to their acquisition by the Company.

                                                         YEAR ENDED DECEMBER 31, 1997
                                                                (IN THOUSANDS)
                                  --------------------------------------------------------------------------
                                       PACE
                                        AND                                                      CONCERTS/
                                     PAVILION      CONTEMPORARY       BGP          NETWORK       SOUTHERN
                                    ACQUISITION    ACQUISITION    ACQUISITION    ACQUISITION    ACQUISITION
                                         A              B              C              D              E
                                  --------------   -------------  -----------    -----------    -----------
Revenue                              $284,360       $103,300      $105,553         $28,322        $14,797
Operating expenses                    260,256         91,220        96,630          19,577         12,520
Depreciation & amortization             6,053          1,320         1,027             351             79
Corporate expenses                         --             --            --              --             --
                                  --------------------------------------------------------------------------
Operating income (loss)                18,051         10,760         7,896           8,394          2,198

Interest expense                        6,772            266           917             195             --
Other (income) expenses                 1,328           (357)         (270)            (78)           (60)
Equity (income) loss from
 investments                           (7,399)            --            --              --             48

Other expenses                            (38)            --            --              --             --
                                  --------------------------------------------------------------------------
Income (loss) before income tax
 expense                               17,388         10,851         7,249           8,277          2,210

Income tax expense (benefit)            3,569             --         1,687             127             --
                                  --------------------------------------------------------------------------
Net income (loss)                    $ 13,819       $ 10,851      $  5,562         $ 8,150        $ 2,210
                                  ==========================================================================

                                          [Restubbed Table Continued From Above]

                                          YEAR ENDED DECEMBER 31, 1997
                                                 (IN THOUSANDS)
                                  -----------------------------------------------


                                      FAME             OTHER          PRO FORMA     PRO FORMA
                                   ACQUISITION      ACQUISITIONS     ADJUSTMENTS    FOR THE
                                       F                 G                H        TRANSACTIONS
                                  -------------    -------------    ------------- -------------
Revenue                           $     10,881     $   43,700       $      --      $  590,913
Operating expenses                       3,457         37,284              --         520,944
Depreciation & amortization                115            461          34,008 (a)      43,414
Corporate expenses                          --             --           3,000 (b)       3,000
                                  ---------------  -------------    -----------    ----------
Operating income (loss)                  7,309          5,955         (37,008)         23,555
Interest expense                            79          1,602          (9,831) (c)         --


Other (income) expenses                   (143)           (79)           (862)(d)        (521)
Equity (income) loss from
 investments                                --             --             862 (d)      (4,908)
                                                           --           1,581 (f)          --
Other expenses                              --                             --             (38)
                                  ---------------  -------------    -----------    ----------
Income (loss) before income tax
 expense                                 7,373          4,432         (28,758)         29,022
Income tax expense (benefit)               700            949          (2,832) (e)      4,200
                                  ---------------  -------------    -----------    ----------
Net income (loss)                 $      6,673     $    3,483         (25,926)         24,822
                                  ===============  =============    ===========    ==========

                                       8

A. PACE AND PAVILION ACQUISITIONS

     Reflects the PACE acquisition, the separate acquisition of two partners' interest in the Pavilion partnership that owns certain amphitheaters operated by PACE and the acquisition of USA Motor Sports by PACE in March 1998.


                                                                  YEAR ENDED DECEMBER 31, 1997
                                                                        (IN THOUSANDS)
                                         ----------------------------------------------------------------------------
                                             PACE
                                              AS           PAVILION      USA MOTOR        PRO FORMA    PACE AND PAVILION
                                           REPORTED      AS REPORTED       SPORTS        ADJUSTMENTS      ACQUISITIONS
                                         ------------   -------------   -----------   ----------------   ------------
Revenue ..............................     $176,168       $ 98,632        $8,560       $1,000 (a)          $284,360
Operating expenses ...................      170,169         83,258         8,306       (1,477)(b)           260,256
Depreciation & amortization ..........        1,985          4,045            23           --                 6,053
Other expenses .......................        1,139             --            --       (1,139)(c)                --
                                           --------       --------        ------       --------            --------
Operating income (loss) ..............     $  2,875       $ 11,329        $  231       $ 3,616             $ 18,051
Interest expense .....................        2,384          4,388            --           --                 6,772
Other (income) expenses ..............           53          1,304           (29)          --                 1,328
Equity (income) loss from
 investments .........................       (8,134)        (1,831)           --         2,566 (d)           (7,399)
Other expenses .......................           --             --           (38)          --                   (38)
                                           --------       --------        ------       --------            --------
Income/(loss) before income tax
 expense .............................     $  8,572       $  7,468        $  298       $ 1,050             $ 17,388
Income tax expense (benefit) .........        3,569             --            --           --                 3,569
                                           --------       --------        ------       --------            --------
Net income (loss) ....................     $  5,003       $  7,468        $  298       $ 1,050             $ 13,819
                                           ========       ========        ======       ========            ========

----------
PRO FORMA ADJUSTMENTS:

(a) To reflect non-cash revenue resulting from SFX granting Blockbuster naming rights to three venues for two years for no future consideration as part of its agreement to acquire Blockbuster's indirect 33 1/3% interest in Pavilion.

(b) Reflects the elimination of $570,000 of certain officers' salaries and bonuses which will not be paid under SFX's new employment contracts and of $907,000 of non-recurring costs incurred in connection with PACE's previously planned initial public offering, which was canceled. The amount of the pro forma adjustment to eliminate salaries and bonuses is based on SFX's agreements with the affected employees that a bonus will not be paid unless there is a significant improvement in the results of the PACE acquisition. Accordingly, no such bonus is reflected in the pro forma statement of operations because, if PACE's results were similar to those in these pro forma statements of operations, SFX would not be contractually obligated to pay a bonus.

(c) Reflects the elimination of non-recurring restricted stock compensation to PACE executives.

(d) To eliminate PACE's income from its 33 1/3% equity investment in Pavilion Partners.

B. CONTEMPORARY ACQUISITION

     Reflects the Contemporary acquisition and the separate acquisition of the remaining 50% interest in Riverport Amphitheater Partners, a partnership that owns an amphitheater in St. Louis, Missouri that is operated by Contemporary.

                                                                       YEAR ENDED DECEMBER 31, 1997
                                                                              (IN THOUSANDS)
                                                    -------------------------------------------------------------------
                                                     CONTEMPORARY      RIVERPORT          PRO FORMA        CONTEMPORARY
                                                      AS REPORTED     AS REPORTED        ADJUSTMENTS       ACQUISITION
                                                    --------------   -------------   ------------------   -------------
Revenue .........................................      $ 89,053         $14,247         $       --          $103,300
Operating expenses ..............................        90,820          11,630            (11,230)(a)        91,220
Depreciation & amortization .....................           541             779                 --             1,320
                                                       --------         -------         ----------          --------
Operating income (loss) .........................      $ (2,308)        $ 1,838         $   11,230          $ 10,760
Interest expense ................................           192              74                 --               266
Other (income) expenses .........................          (117)           (240)                --              (357)
Equity (income) from investments ................        (1,002)             --              1,002 (b)            --
                                                       --------         -------         ----------          --------
Income/(loss) before income tax expense .........      $ (1,381)        $ 2,004         $   10,228          $ 10,851
Income tax expense (benefit) ....................            --              --                 --                --
                                                       --------         -------         ----------          --------
Net income (loss) ...............................      $ (1,381)        $ 2,004         $   10,228          $ 10,851
                                                       ========         =======         ==========          ========

----------
PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of certain officers' salaries and bonuses and other consulting expenses which will not be paid under SFX's new employment and other contracts. The amount of the pro forma adjustment to eliminate salaries and bonuses is based on SFX's agreements with the affected employees that a bonus will not be paid unless there is a significant improvement in the results of Contemporary. Accordingly, no such bonus is reflected in the pro forma statement of operations because, if Contemporary's results were similar to those in these pro forma statements of operations, SFX would not be contractually obligated to pay a bonus.

(b) Reflects the elimination of Contemporary's equity income in Riverport Amphitheater Partners. Contemporary has acquired its partners' 50% interest in this venture.

C. BGP ACQUISITION

                                                              YEAR ENDED DECEMBER 31, 1997
                                                                     (IN THOUSANDS)
                                                    ------------------------------------------------
                                                     AS REPORTED        PRO FORMA            BGP
                                                         (a)           ADJUSTMENTS       ACQUISITION
                                                    -------------   -----------------   ------------
Revenue .........................................     $105,553         $      --          $105,553
Operating expenses ..............................       99,958            (3,328)(b)        96,630
Depreciation & amortization .....................        1,027                --             1,027
                                                      --------         ---------          --------
Operating income ................................     $  4,568         $   3,328          $  7,896
Interest expense ................................          917                --               917
Other (income) expenses .........................         (270)               --              (270)
                                                      --------         ---------          --------
Income/(loss) before income tax expense .........     $  3,921         $   3,328          $  7,249
Income tax expense (benefit) ....................        1,687                --             1,687
                                                      --------         ---------          --------
Net income ......................................     $  2,234         $   3,328          $  5,562
                                                      ========         =========          ========

----------
PRO FORMA ADJUSTMENTS:

(a)        Reflects BGP's operating results for the twelve months ended January
           31, 1998.

(b) Reflects the elimination of certain officers' salaries and bonuses and other consulting expenses which will not be paid under SFX's new employment and other contracts. The amount of the pro forma adjustment to eliminate salaries and bonuses is based on SFX's agreements with the affected employees that a bonus will not be paid unless there is a significant improvement in the results of BGP. Accordingly, no such bonus is reflected in the pro forma statement of operations because, if BGP's results were similar to those in these pro forma statements of operations, SFX would not be contractually obligated to pay a bonus.

D. NETWORK ACQUISITION



                                                                       YEAR ENDED DECEMBER 31, 1997
                                                                              (IN THOUSANDS)
                                                    ------------------------------------------------------------------
                                                         THE
                                                       NETWORK
                                                       MAGAZINE          SJS             PRO FORMA          NETWORK
                                                     AS REPORTED     AS REPORTED        ADJUSTMENTS       ACQUISITIONS
                                                    -------------   -------------   ------------------   -------------
Revenue .........................................      $16,274         $14,218          $  (2,170)(b)       $28,322
Operating expenses ..............................       14,651          14,422             (2,170)(b)        19,577
                                                                                           (7,326)(a)
Depreciation & amortization .....................          224             127                                  351
                                                       -------         -------          ---------           -------
Operating income (loss) .........................      $ 1,399         $  (331)         $   7,326           $ 8,394
Interest expense, net ...........................          159              36                 --               195
Other (income) expenses .........................           --             (78)                --               (78)
                                                       -------         -------          ---------           -------
Income/(loss) before income tax expense .........      $ 1,240         $  (289)         $   7,326           $ 8,277
Income tax expense (benefit) ....................           --            (127)                --              (127)
                                                       -------         -------          ---------           -------
Net income (loss) ...............................      $ 1,240         $  (416)         $   7,326           $ 8,150
                                                       =======         =======          =========           =======

----------
PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of certain officers' salaries and bonuses which will not be paid under SFX's new employment contracts. The amount of the pro forma adjustment to eliminate salaries and bonuses is based on SFX's agreements with the affected employees that a bonus will not be paid unless there is a significant improvement in the results of the Network acquisitions. Accordingly, no such bonus is reflected in the pro forma statement of operations because, if Network's results were similar to those in these pro forma statements of operations, SFX would not be contractually obligated to pay a bonus.

(b) Reflects the elimination of transactions between Network Magazine and SJS.


E. CONCERTS/SOUTHERN ACQUISITION



                                                           YEAR ENDED DECEMBER 31, 1997
                                                                  (IN THOUSANDS)
                                                  ----------------------------------------------
                                                                                      CONCERTS/
                                                                     PRO FORMA        SOUTHERN
                                                   AS REPORTED      ADJUSTMENTS      ACQUISITION
                                                  -------------   ---------------   ------------
Revenue .......................................      $14,797         $    --          $14,797
Operating expenses ............................       12,949            (429)(a)       12,520
Depreciation & amortization ...................           79              --               79
                                                     -------         -------          -------
Operating income ..............................      $ 1,769         $   429          $ 2,198
Other (income) expenses .......................          (60)             --              (60)
Equity (income) loss from investments .........           80             (32)(b)           48
                                                     -------         -------          -------
Income before income tax expense ..............      $ 1,749         $   461          $ 2,210
Income tax expense (benefit) ..................           --              --               --
                                                     -------         -------          -------
Net income ....................................      $ 1,749         $   461          $ 2,210
                                                     =======         =======          =======

----------
PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of certain officers' salaries and bonuses which will not be paid under SFX's new employment contracts. The amount of the pro forma adjustment to eliminate salaries and bonuses is based on SFX's agreements with the affected employees that a bonus will not be paid unless there is a significant improvement in the results of Concert/Southern. Accordingly, no such bonus is reflected in the pro forma statement of operations because, if Concert/Southern's results were similar to those in these pro forma statements of operations, SFX would not be contractually obligated to pay a bonus.

(b) Reflects the elimination of equity loss of a non-entertainment affiliated entity which was not acquired by SFX.

F. FAME ACQUISITION

                                                               YEAR ENDED DECEMBER 31, 1997
                                                                      (IN THOUSANDS)
                                                    --------------------------------------------------
                                                                         PRO FORMA            FAME
                                                     AS REPORTED        ADJUSTMENTS        ACQUISITION
                                                    -------------   -------------------   ------------
Revenue .........................................     $ 10,881                              $10,881
Operating expenses ..............................       13,002          $  (10,595)(a)        3,457
                                                                             1,050 (b)
Depreciation & amortization .....................          115                                  115
                                                      --------          ----------          -------
Operating income (loss) .........................       (2,236)              9,545            7,309
Interest expense ................................           79                                   79
Other (income) expenses .........................         (143)                                (143)
                                                      --------          ----------          -------
Income/(loss) before income tax expense .........       (2,172)              9,545            7,373
Income tax expense (benefit) ....................                              700 (c)          700
                                                                        ----------          -------
Net income (loss) ...............................     $ (2,172)         $    8,845          $ 6,673
                                                      ========          ==========          =======

----------
PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of certain officers' distributions of earnings which will not be paid under SFX's new employment contracts. The FAME acquisition agreement provides for payments by SFX to the FAME sellers of additional amounts up to an aggregate of $15.0 million in equal annual installments over 5 years contingent on the achievement of certain EBITDA targets and for additional payments by SFX if FAME's EBITDA performance exceeds the target by certain amounts.

(b) Reflects salaries and officers' life insurance premiums to be paid by SFX.

(c) Reflects an adjustment to the provision for state and local income taxes.

G. OTHER ACQUISITIONS

                                    YEAR ENDED DECEMBER 31, 1997
                                           (IN THOUSANDS)
                     -------------------------------------------------------
                        AVALON        OAKDALE       PRO FORMA      OTHER
                     ACQUISITION    ACQUISITION    ADJUSTMENTS  ACQUISITIONS
                     -----------    -----------    -----------  ------------
Revenue.............  $27,265         $16,435                    $43,700
Operating expenses..   24,404          14,720       (1,840)(a)    37,284

Depreciation &
  amortization......      410              51                        461
Corporate expenses..                                                  --
                      -------         -------       -------      -------
Operating income
   (loss)...........    2,451         $ 1,664        1,840         5,955
Interest expense....       94           1,508                      1,602
Other (income)
  expenses..........       --             (79)                      (79)
Other expenses......    1,581                       (1,581)(b)        --
                      -------         -------       -------     --------
Income/(loss) before
  income tax expense  $   776         $   235        3,421         4,432
Income tax expense
  (benefit).........      249                          700(c)        949
                      -------         -------       ------      --------
Net income (loss)...  $   527         $   235       $2,721      $  3,483
                      =======         =======       ======      ========

--------------

PRO FORMA ADJUSTMENTS

(a) Reflects the elimination of certain officers' bonuses and wages not expected to be paid under the Company's new employment contracts for Avalon. The amount of the pro forma adjustment to eliminate salaries and bonuses is based on the Company's agreements with the affected employees that a bonus will not be paid unless there is a significant improvement in the results of Avalon. Accordingly, no such bonus is reflected in the pro forma statement of operations because, if Avalon's results were similar to those in these pro forma statements of operations, the Company would not be contractually obligated to pay a bonus.

(b) To reclassify PACE's equity income in Avalon following the Avalon acquisition.

(c) Reflects an adjustment to the provision for state and local income taxes.

H. PRO FORMA ADJUSTMENTS

(a) Reflects the increase in depreciation and amortization resulting from the preliminary purchase accounting treatment of the acquisitions. The Company amortizes goodwill over 15 years.

(b) To record incremental corporate overhead charges associated with headquarters personnel and general and administrative expenses that management estimates will be necessary as a result of the SFX acquisitions.

(c) Reflects the elimination of $9,831,000 of historical interest expense.

(d) To reclassify Delsener/Slater's equity income in the PNC Bank Arts Center venue following the acquisition of Pavilion Partners, which owns the other 50% equity interest in the venue.

(e) Represents an adjustment to the provision for state and local income taxes to reflect an approximate pro forma tax provision of $4,200,000. The calculation treats all companies acquired as "C" Corporations. The tax provision reflects the non-deductibility of approximately $17,000,000 of goodwill amortization, and tax savings related to the pro forma adjustments for the Financing.

(f) To reclassify PACE's equity income in Avalon following the Avalon acquisition.

III.    PRO FORMA FOR THE SUBSEQUENT ACQUISITIONS

A. DON LAW
                                        YEAR ENDED DECEMBER 31, 1997 IN (000'S)
                                        ---------------------------------------
                                          DON LAW      PRO FORMA
                                        AS REPORTED   ADJUSTMENTS     DON LAW
                                        ------------ ------------- ------------
Revenue                                 $ 50,588                    $ 50,588
Operating expenses                        44,401      $  (610) (a)    43,741
                                                          (50) (b)
Depreciation & amortization                2,033         3,289 (c)     5,322

Corporate expenses                                                        --
Other expenses                                                            --
                                        ------------ ------------- ------------
Operating income (loss)                    4,154        (2,629)        1,525

Interest expense                           1,072        (1,072) (d)       --
Other (income) expenses                     (329)                       (329)
                                        ------------ ------------- ------------
Income/(loss) before
  income tax expense                    $  3,411      $ (1,557)     $  1,854

Income tax expense (benefit)                                              --
                                        ------------ ------------- ------------
Net income (loss)                       $  3,411      $ (1,557)     $  1,854
                                        ============ ============= ============

PRO FORMA ADJUSTMENTS:

(a) Reflects adjustment to eliminate payments made to employees associated with membership interest.

(b) Reflects the elimination of certain officer's bonuses and wages not expected to be paid under the Company's new employment contracts. The amount of the pro forma adjustment to eliminate salaries and bonuses is based on the Company's agreements with the affected employees that a bonus will not be paid unless there is a significant improvement in the results of Don Law. Accordingly, no such bonus is reflected in the pro forma statement of operations as should Don Law's results be at a similar level to that in these pro forma statements of operations no bonus would be paid, and the Company would not be contractually obligated to pay a bonus.

(c) Reflects the increase of $3,289,000 in depreciation and amortization resulting from the preliminary purchase accounting treatment of Don Law. The Company amortizes goodwill over 15 years.

(d)  Reflects the elimination of $1,072,000 of historical interest expense.

IV. OTHER SUBSEQUENT ACQUISITIONS

Reflects the historical balance sheets of the five businesses acquired by the Company in July and August of 1998.

In the aggregate, such acquisitions are not material to the Company's financial position or results of operations.

                                                 YEAR ENDED DECEMBER 31, 1997 IN (000'S)
                                             ------------------------------------------------
                                                OTHER
                                              SUBSEQUENT                          OTHER
                                             ACQUISITIONS     PRO FORMA         SUBSEQUENT
                                              AS REPORTED    ADJUSTMENTS       ACQUISITIONS
                                             -------------  -------------     ---------------
Revenue                                        $ 93,050                        $  93,050
Operating expenses                               89,240                           89,240
                                                                                      --
Depreciation & amortization                         430      $   7,447 (a)         7,877
                                                                                      --
Corporate expenses                                   --                               --
Other expenses
                                             ------------- -------------      --------------
Operating income (loss)                           3,380         (7,447)           (4,067)
Interest expense                                    254           (254)(b)            --
Other (income) expenses                             (31)                             (31)
Equity (income) loss from investments            (1,561)                          (1,561)
                                             ------------- -------------      --------------
Income/(loss) before income tax expense        $  4,718      $  (7,193)        $  (2,475)
Income tax expense (benefit)                         22             --                22
                                             ------------- -------------      --------------
Net income (loss)                              $  4,696      $  (7,193)        $  (2,497)
                                             ============= =============      ==============

PRO FORMA ADJUSTMENTS:

(a) Reflects the increase of $7,447,000 in depreciation and amortization resulting from the preliminary purchase accounting treatment of the Other Subsequent Acquisitions. The Company amortizes goodwill over 15 years.

(b) Reflects the elimination of historical interest expense of $254,000.

IV.   PRO FORMA ADJUSTMENTS

     Reflects the incremental interest expense associated with additional borrowings under the credit facility and other debt and deferred compensation costs related to the Transactions and Subsequent Acquisitions.

                            SFX ENTERTAINMENT, INC.
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1998
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)




                                                                        PRO FORMA FOR THE
                                                                     SUBSEQUENT ACQUISITIONS
                                                        PRO FORMA              II
                                         SFX             FOR THE    --------------------------   PRO FORMA
                                    ENTERTAINMENT     TRANSACTIONS   DON LAW         OTHER      ADJUSTMENTS
                                       (ACTUAL)             I           A              B            III              PRO FORMA
                                   ------------------------------------------------------------------------    --------------------
Revenue                               $ 292,342        $ 123,226      21,443        52,956                          $  489,967
Operating expenses                      270,681          111,568      18,577        38,317                             439,143

Depreciation & amortization              19,174            8,317       2,661         3,939              --              34,091


Corporate expenses, net of
 Triathlon Fees                           3,329                                         --                               3,329
Other expenses                           32,052               --          --                                            32,052
                                      ---------        ---------     -----------  ------------   ----------         ----------
Operating income (loss)                 (32,894)           3,341         205        10,700              --             (18,648)

Interest expense                         18,221               --                        --           8,060              26,281


Other (income) expenses                  (2,499)            (403)       (166)           --                              (3,068)
Equity (income) loss from
 investments                             (1,825)             569                      (985)                             (2,241)
Other expenses                              398              132                        --                                 530
                                      ---------        ---------     -----------  ------------   ----------         ----------
Income/(loss) before income tax
 expense                              $ (47,189)           3,043         371        11,685          (8,060)         $  (40,150)

Income tax expense (benefit)              1,350              150                        --                               1,500
                                      ---------        ---------     -----------  ------------   ----------         ----------
Net income (loss)                       (48,539)           2,893         371        11,685          (8,060)         $  (41,650)
                                                       =========     ===========  ============   ==========

Accretion on put option                  (1,100)                                                                        (1,650)
                                      ---------                                                                     ----------
Net income (loss) applicable to
 common shares                        $ (49,639)                                                                    $  (43,300)
                                      =========                                                                     ==========
Net income (loss) per common
 share                                $   (2.56)                                                                    $    (1.46)
                                      =========                                                                     ==========
Average common shares outstanding        19,381                                                                         30,090 (2)
                                      =========                                                                     ==========

(1) The Pro Forma Financial Statements do not include expected cost savings in connection with certain acquisitions associated with the elimination of duplicative staffing and general and administrative expenses of $1,383,000.

(2) Includes 500,000 shares of Class A Common Stock issued to the PACE sellers in connection with the Fifth Year Put Option (such shares are not included in calculating the net loss per common share).

I. PRO FORMA FOR THE TRANSACTIONS

a) The Company acquired Pace (including USA Motor Sports), Pavilion, Contemporary, BGP, Network, Concerts Southern, and FAME on February 25, 1998, February 27, 1998, February 24, 1998, February 27, 1998, March 4,
   1998, June 4, 1998, respectively. The following represent the operating results of these companies prior to their acquisition by the Company.

                                          FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                                   (IN THOUSANDS)
                                      ---------------------------------------------

                                           PACE &      CONTEMPORARY       BGP
                                          PAVILION     ACQUISITION    ACQUISITION
                                        ACQUISITIONS
                                       -------------- -------------- -------------
Revenue                                  $  84,199       $ 7,882       $ 16,075
Operating expenses                          83,643         8,255         16,801
Depreciation & amortization                  1,049           254            213
Corporate expenses
                                         ---------     ---------       --------
Operating income (loss)                       (493)         (627)          (939)
Interest expense                             1,148            --            165
Other (income) expenses                       (195)         (122)           (46)
Equity (income) loss from investments          549
Other expenses                                  19                          113
                                         ---------     ---------       --------
Income/(loss) before income tax
 expense                                    (2,014)         (505)        (1,171)
Income tax expense (benefit)                  (475)
                                         ---------     ---------       --------
Net income (loss)                        $  (1,539)      $  (505)      $ (1,171)
                                         =========     =========       ========
Accretion on put option
Net income (loss) applicable to
 common share
                                                  [Restubbed Table Continued From Above]
                                                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                                                 (IN THOUSANDS)
                                   -----------------------------------------------------------------------
                                                   CONCERTS/                                    PRO FORMA       PRO FORMA
                                      NETWORK      SOUTHERN        FAME          OTHER         ADJUSTMENTS       FOR THE
                                    ACQUISITION   ACQUISITION   ACQUISITION   ACQUISITIONS          I         TRANSACTIONS
                                   ------------- ------------- ------------- ---------------  -------------   -------------
Revenue                               $4,154        $  524        $2,144        $   8,248                       $ 123,226
Operating expenses                     3,949           638         2,037            9,167       $ (13,185)(a)     111,568
                                                                                                      263 (b)
Depreciation & amortization               51             9            27              248           6,466 (c)       8,317
Corporate expenses                                                                     --
Other expenses                                                                         --                              --
                                   ------------- ------------- ------------- ---------------  --------------  -------------
Operating income (loss)                  154          (123)           80           (1,167)          6,456           3,341
Interest expense                          37                          42               40          (1,432)(d)          --
                                                                                                       --
Other (income) expense                   (14)                        (26)              --                            (403)
Equity (income) loss from investments                   20                             --                             569
Other expenses                                                                       (370)            370 (e)         132
                                   ------------- ------------- ------------- ---------------  --------------  -------------
Income/(loss) before income tax
 expense                                 131          (143)           64             (837)          7,518           3,043
Income tax expense (benefit)               3                                                          622 (f)         150
                                   ------------- ------------- ------------- ---------------  --------------  -------------
Net income (loss)                     $  128        $ (143)       $   64       $     (837)      $   6,896       $   2,893
                                   ============= ============= ============= ===============  ==============  =============

I. PRO FORMA ADJUSTMENTS:

(a) To reflect the elimination of $10,723,000 of PACE's non-cash stock and other non-recurring compensation, $1,173,000 and $1,289,000 of Network's and FAME's excess compensation, respectively.

(b) Reflects salaries and officers' life insurance premiums to be paid by the Company.

(c) Reflects the increase of $6,466,000 in depreciation and amortization resulting from the preliminary purchase accounting treatment of the Transaction and Subsequent Acquisitions. The Company amortizes goodwill over 15 years.

(d) Reflects the elimination of $1,432,000 of historical interest expense.

(e) To reclassify $370,000 of PACE's equity income in Avalon following the Avalon acquisition.

(f) Represents an adjustment to the provision for their state and local income taxes to reflect an approximate pro forma tax provision of $622,000. The calculation treats all companies to be acquired as "C" Corporations.

III. PRO FORMA FOR THE SUBSEQUENT ACQUISITIONS

     A. DON LAW

                                            SIX MONTHS ENDED JUNE 30, 1998 in (000's)
                                           -------------------------------------------
                                             DON LAW        PRO FORMA        PENDING
                                           AS REPORTED     ADJUSTMENTS     ACQUISITION
                                           -----------   ---------------   -----------
Revenue                                        21,443             --          21,443
Operating expenses                             18,577             --          18,577
Depreciation & amortization                       690         (1,971)(a)       2,661
Corporate expenses                                                --
Other expenses                                     --             --              --
                                             --------        -------       ---------
Operating income (loss)                         2,176         (1,971)            205
Interest expense                                  384           (384)(b)          --
Other (income) expenses                          (166)                          (166)
Equity (income) loss from investments              --                             --
Other expenses (principally related to the
  (Spin-Off)                                       --                             --
                                             --------        -------       ---------
Income/(loss) before income tax expense         1,958         (1,587)            371
Income tax expense (benefit)                       --             --              --
                                             --------        -------       ---------
Net income (loss)                               1,958         (1,587)            371
                                             ========        =======       =========

(a) Reflects the increase of $1,971,000 in depreciation and amortization resulting from the preliminary purchase accounting treatment of Don Law. The Company amortizes goodwill over 15 years.

(b) Reflects the elimination of $384,000 of historical interest expense.

B. OTHER SUBSEQUENT ACQUISITIONS

Reflects the historical Balance sheets of the five businesses acquired by the Company in July and August of 1998.

In the aggregate, such acquisitions are not material to the Company's financial position or results of operations.

                                        SIX MONTHS ENDED JUNE 30, 1998 IN (000'S)
                                      --------------------------------------------
                                         OTHER
                                       SUBSEQUENT                        OTHER
                                      ACQUISITIONS      PRO FORMA      SUBSEQUENT
                                       AS REPORTED     ADJUSTMENTS    ACQUISITIONS
                                      ------------     -----------    ------------
Revenue                                 52,956                           52,956
Operating expenses                      38,317                           38,317

Depreciation & amortization                191           3,748 (a)        3,939

Corporate expenses                          --                               --
Other expenses
                                      -----------      -----------    ------------
Operating income (loss)                 14,448          (3,748)          10,700

Interest expense                           404            (404)(b)           --
Other (income) expenses                     --                               --
Equity (income) loss from investments     (985)                            (985)
Other expenses (principally related
  to th                                     --              --               --
                                      -----------      -----------    ------------
Income/(loss) before
  income tax expense                    15,029          (3,344)          11,685

Income tax expense (benefit)                --                               --
                                      -----------      -----------    ------------
Net income (loss)                       15,029          (3,344)          11,685
                                      ===========      ===========    ============

PRO FORMA ADJUSTMENTS:
----------------------

(a) Reflects the increase of $3,748,000 in depreciation and amortization resulting from the preliminary purchase accounting treatment of the Subsequent Acquisitions, excluding Don Law. The Company amortizes goodwill over 15 years.

(b) Reflects the elimination of $404,000 of historical interest expense

IV.  PRO FORMA ADJUSTMENTS

     Reflects the recording of incremental interest expense associated with the borrowings under the credit facility and other debt and deferred compensation costs related to the Transactions and Subsequent Acquisitions.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                               SFX ENTERTAINMENT, INC.

                                               By: /s/ Thomas P. Benson
                                                  ----------------------------
                                               Name: Thomas P. Benson
                                               Title: Chief Financial Officer

Date:    September 11, 1998